Exhibit (a)(9)

TRUSTEE AUTHORIZATION TO REDESIGNATE CERTAIN

SERIES OF THE TIAA-CREF FUNDS

In accordance with Section 4.9.2 of the Declaration of Trust of the TIAA-CREF Funds (the “Trust”), dated April 15, 1999, as amended, and the approval of the Trust’s Board of Trustees at its January 18, 2024 meeting, the undersigned Trustees of the Trust hereby:

(1)	approve the redesignation of certain previously-authorized series of the Trust as follows, effective May 1, 2024:

Existing Name	New Name
TIAA-CREF Emerging Markets Equity Fund	Nuveen Emerging Markets Equity Fund
TIAA-CREF Emerging Markets Equity Index Fund	Nuveen Emerging Markets Equity Index Fund
TIAA-CREF Equity Index Fund	Nuveen Equity Index Fund
TIAA-CREF Growth & Income Fund	Nuveen Core Equity Fund
TIAA-CREF International Equity Fund	Nuveen International Equity Fund
TIAA-CREF International Equity Index Fund	Nuveen International Equity Index Fund
TIAA-CREF International Opportunities Fund	Nuveen International Opportunities Fund
TIAA-CREF Large-Cap Growth Fund	Nuveen Large Cap Growth Fund
TIAA-CREF Large-Cap Growth Index Fund	Nuveen Large Cap Growth Index Fund
TIAA-CREF Large-Cap Value Fund	Nuveen Large Cap Value Fund
TIAA-CREF Large-Cap Value Index Fund	Nuveen Large Cap Value Index Fund
TIAA-CREF Mid-Cap Growth Fund	Nuveen Mid Cap Growth Fund
TIAA-CREF Mid-Cap Value Fund	Nuveen Mid Cap Value Fund
TIAA-CREF Quant International Small-Cap Equity Fund	Nuveen Quant International Small Cap Equity Fund
TIAA-CREF Quant Small-Cap Equity Fund	Nuveen Quant Small Cap Equity Fund
TIAA-CREF Quant Small/Mid-Cap Equity Fund	Nuveen Quant Small/Mid Cap Equity Fund
TIAA-CREF Small-Cap Blend Index Fund	Nuveen Small Cap Blend Index Fund
TIAA-CREF Social Choice Equity Fund	Nuveen Large Cap Responsible Equity Fund
TIAA-CREF Social Choice International Equity Fund	Nuveen International Responsible Equity Fund
TIAA-CREF Social Choice Low Carbon Equity Fund	Nuveen Social Choice Low Carbon Equity Fund
TIAA-CREF S&P 500 Index Fund	Nuveen S&P 500 Index Fund
TIAA-CREF Bond Index Fund	Nuveen Bond Index Fund
TIAA-CREF Core Bond Fund	Nuveen Core Bond Fund
TIAA-CREF Core Impact Bond Fund	Nuveen Core Impact Bond Fund
TIAA-CREF Core Plus Bond Fund	Nuveen Core Plus Bond Fund
TIAA-CREF 5–15 Year Laddered Tax-Exempt Bond Fund	Nuveen 5–15 Year Laddered Tax-Exempt Bond Fund
TIAA-CREF Green Bond Fund	Nuveen Green Bond Fund
TIAA-CREF High-Yield Fund	Nuveen High Yield Fund
TIAA-CREF Inflation-Linked Bond Fund	Nuveen Inflation Linked Bond Fund
TIAA-CREF Short Duration Impact Bond Fund	Nuveen Short Duration Impact Bond Fund
TIAA-CREF Short-Term Bond Fund	Nuveen Short Term Bond Fund
TIAA-CREF Short-Term Bond Index Fund	Nuveen Short Term Bond Index Fund
TIAA-CREF Emerging Markets Debt Fund	Nuveen Emerging Markets Debt Fund
TIAA-CREF International Bond Fund	Nuveen International Bond Fund
TIAA-CREF Money Market Fund	Nuveen Money Market Fund
TIAA-CREF Real Estate Securities Fund	Nuveen Real Estate Securities Select Fund

TIAA-CREF Lifecycle Retirement Income Fund	Nuveen Lifecycle Retirement Income Fund
TIAA-CREF Lifecycle 2010 Fund	Nuveen Lifecycle 2010 Fund
TIAA-CREF Lifecycle 2015 Fund	Nuveen Lifecycle 2015 Fund
TIAA-CREF Lifecycle 2020 Fund	Nuveen Lifecycle 2020 Fund
TIAA-CREF Lifecycle 2025 Fund	Nuveen Lifecycle 2025 Fund
TIAA-CREF Lifecycle 2030 Fund	Nuveen Lifecycle 2030 Fund
TIAA-CREF Lifecycle 2035 Fund	Nuveen Lifecycle 2035 Fund
TIAA-CREF Lifecycle 2040 Fund	Nuveen Lifecycle 2040 Fund
TIAA-CREF Lifecycle 2045 Fund	Nuveen Lifecycle 2045 Fund
TIAA-CREF Lifecycle 2050 Fund	Nuveen Lifecycle 2050 Fund
TIAA-CREF Lifecycle 2055 Fund	Nuveen Lifecycle 2055 Fund
TIAA-CREF Lifecycle 2060 Fund	Nuveen Lifecycle 2060 Fund
TIAA-CREF Lifecycle 2065 Fund	Nuveen Lifecycle 2065 Fund
TIAA-CREF Lifecycle Index Retirement Income Fund	Nuveen Lifecycle Index Retirement Income Fund
TIAA-CREF Lifecycle Index 2010 Fund	Nuveen Lifecycle Index 2010 Fund
TIAA-CREF Lifecycle Index 2015 Fund	Nuveen Lifecycle Index 2015 Fund
TIAA-CREF Lifecycle Index 2020 Fund	Nuveen Lifecycle Index 2020 Fund
TIAA-CREF Lifecycle Index 2025 Fund	Nuveen Lifecycle Index 2025 Fund
TIAA-CREF Lifecycle Index 2030 Fund	Nuveen Lifecycle Index 2030 Fund
TIAA-CREF Lifecycle Index 2035 Fund	Nuveen Lifecycle Index 2035 Fund
TIAA-CREF Lifecycle Index 2040 Fund	Nuveen Lifecycle Index 2040 Fund
TIAA-CREF Lifecycle Index 2045 Fund	Nuveen Lifecycle Index 2045 Fund
TIAA-CREF Lifecycle Index 2050 Fund	Nuveen Lifecycle Index 2050 Fund
TIAA-CREF Lifecycle Index 2055 Fund	Nuveen Lifecycle Index 2055 Fund
TIAA-CREF Lifecycle Index 2060 Fund	Nuveen Lifecycle Index 2060 Fund
TIAA-CREF Lifecycle Index 2065 Fund	Nuveen Lifecycle Index 2065 Fund
TIAA-CREF Lifestyle Income Fund	Nuveen Lifestyle Income Fund
TIAA-CREF Lifestyle Conservative Fund	Nuveen Lifestyle Conservative Fund
TIAA-CREF Lifestyle Moderate Fund	Nuveen Lifestyle Moderate Fund
TIAA-CREF Lifestyle Growth Fund	Nuveen Lifestyle Growth Fund
TIAA-CREF Lifestyle Aggressive Growth Fund	Nuveen Lifestyle Aggressive Growth Fund
TIAA-CREF Managed Allocation Fund	Nuveen Managed Allocation Fund

(2)	approve the redesignation of certain previously-authorized share classes of the Trust as follows, effective May 6, 2024:

Existing Name	New Name
Institutional Class	Class R6
Advisor Class	Class I
Retail Class	Class A

IN WITNESS WHEREOF, the Trustees of the Trust have executed this instrument the 18th day of January, 2024.

/s/Joseph A. Boateng	/s/John K. Nelson
Joseph A. Boateng	John K. Nelson

/s/Michael A. Forrester	/s/Loren M. Starr
Michael A. Forrester	Loren M. Starr

/s/Thomas J. Kenny	/s/Matthew Thornton III
Thomas J. Kenny	Matthew Thornton III

/s/Amy B. R. Lancellotta	/s/Terence J. Toth
Amy B. R. Lancellotta	Terence J. Toth

/s/Joanne T. Medero	/s/Margaret L. Wolff
Joanne T. Medero	Margaret L. Wolff

/s/Albin F. Moschner	/s/Robert L. Young
Albin F. Moschner	Robert L. Young